                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                      ALLIED HEALTHCARE INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:______
      (2)  Aggregate number of securities to which transaction applies:_________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
      (4)  Proposed maximum aggregate value of transaction:_____________________
      (5)  Total fee paid:______________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)  Amount previously paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                      ALLIED HEALTHCARE INTERNATIONAL INC.
                               555 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD AT 10:30 A.M. ON JUNE 3, 2003

                     --------------------------------------

         To the Shareholders of Allied Healthcare International Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Allied Healthcare International Inc. will be held at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022, on Tuesday, June 3, 2003, at 10:30 a.m., New York time, to consider and act upon the following matters:

         I. To elect eight directors, seven of whom shall be elected by the holders of our common stock and Series A preferred stock, voting together as a single class, and one of whom shall be elected by the holders of our Series A preferred stock, voting separately as a class. Each director shall hold office until the next annual meeting of shareholders or until his or her earlier resignation, death or removal.

         II. To ratify the appointment of Deloitte & Touche LLP as independent auditors for our company for the fiscal year ending September 30, 2003.

         III. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

         We describe these items of business more fully in the attached Proxy Statement. Only shareholders of record at the close of business on May 8, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         A copy of our Annual Report for the fiscal year ending September 30, 2002 is enclosed with this Notice of Annual Meeting and the attached Proxy Statement. The Annual Report is not part of our proxy solicitation materials.

         All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please vote. You may vote your shares by completing and returning the enclosed proxy card. Your proxy is being solicited by the Board of Directors.


                                        By Order of the Board of Directors

                                        LESLIE J. LEVINSON
                                        Secretary

New York, New York
May 9, 2003

                      ALLIED HEALTHCARE INTERNATIONAL INC.
                               555 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD AT 10:30 A.M. ON JUNE 3, 2003

                     --------------------------------------

                               THE ANNUAL MEETING

         We are furnishing this Proxy Statement to the shareholders of Allied Healthcare International Inc. as part of the solicitation of proxies by the Board of Directors for use at the Annual Meeting. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy cards and the accompanying Annual Report for our fiscal year ended September 30, 2002 are first being mailed to shareholders on or about May 12, 2003.

DATE, TIME AND PLACE

         We will hold the Annual Meeting of shareholders on Tuesday, June 3, 2003, at 10:30 a.m. local time, at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022.

PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

         I. To elect eight directors, seven of whom shall be elected by the holders of our common stock and Series A preferred stock, voting together as a single class, and one of whom shall be elected by the holders of our Series A preferred stock, voting separately as a class.

         II. To ratify the appointment of Deloitte & Touche LLP as independent auditors for our company for the fiscal year ending September 30, 2003.

         III. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

WHO CAN VOTE

         You are entitled to vote if you were a holder of record of the common stock or Series A preferred stock of our company as of the close of business on May 8, 2003, which we refer to as the Record Date. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

         All holders of common stock as of the Record Date and all holders of Series A preferred stock as of the Record Date will be entitled to vote for the election of seven of the eight directors to be elected at the Annual Meeting and upon the ratification of the company's independent auditors. In such matters, the holders of common stock and Series A preferred stock will vote as a single class. In addition, the holders of Series A preferred stock as of the Record Date, voting separately as a class, will elect one additional director.

         A list of the shareholders of record of the common stock and Series A preferred stock as of the Record Date will be available for examination during ordinary business hours, for any purpose germane to the Annual Meeting, at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022 for a period of at least ten days before the Annual Meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE; QUORUM

         As of the Record Date, there were 22,261,945 shares of common stock outstanding (excluding shares held in treasury) and 7,773,660 shares of Series A preferred stock outstanding. Each share of common stock is entitled to one vote. Each share of Series A preferred stock is currently entitled to one vote on all matters to be voted upon at the Annual Meeting.

         The aggregate number of outstanding voting shares (i.e., the total number of outstanding shares of common stock plus the total number of outstanding shares of Series A preferred stock) as of the Record Date was 30,035,605.

         The presence, in person or by proxy, of the holders of a majority of the outstanding voting shares will constitute a quorum for the transaction of business at the Annual Meeting. With respect to the election of the one director to be elected by the holders of our Series A preferred stock, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Series A preferred stock will constitute a quorum.

VOTING OF SHARES

         All shares entitled to vote and represented by properly executed proxies which are received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

VOTE REQUIRED

         If a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a director if he or she receives a plurality of the votes cast at the Annual Meeting, except that the director to be elected by the holders of the Series A preferred stock shall be elected if he receives a plurality of the votes cast by the holders of the Series A preferred stock at the Annual Meeting.

         If a quorum is present, the ratification of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2003 will require the affirmative vote of the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting.

         We have retained American Stock Transfer & Trust Company, the transfer agent for our common stock and Series A preferred stock, to tabulate the votes at the Annual Meeting.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

         Shares of stock represented by properly executed proxies that reflect abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. "Broker non-votes" are proxies received from brokers or other nominees for the beneficial owners of the shares in which the broker or nominee votes on some matters but not on others because it does not have discretionary authority to vote and has not received voting instructions from the beneficial owner of the shares. Abstentions and broker non-votes will not be counted as votes cast with respect to the election of directors or the ratification of the independent auditors and will have no effect on the outcome of the vote on the election of directors and will have the same effective as a vote against the ratification of the independent auditors.

VOTING BY DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

         At the close of business on the Record Date, our company's directors, executive officers, principal shareholders and their affiliates owned and were entitled to vote an aggregate of 14,312,797 shares of common stock and 6,840,620 shares of Series A preferred stock, which represented approximately 70.4% of the outstanding voting shares. Each of our directors, executive officers, principal shareholders and their affiliates have indicated their present intention to vote, or cause to be voted, their shares of common stock and/or shares of Series A preferred stock for the election of the directors named herein and for the ratification of Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 2003. Accordingly, approval of these proposals is assured.

HOW YOU CAN VOTE

         You may vote by proxy or in person at the Annual Meeting. To vote by proxy, simply mark your proxy card "for," "against" or "abstain" with respect to the proposal, date and sign it, and return it in the postage-paid envelope provided.

         If you are not the holder of record of your shares (i.e., they are held in the name of a broker, bank or other nominee), you will receive a voting card from your broker, bank or other nominee (or an agent acting on behalf of such institution) that you must return to your broker, bank or other nominee or its agent in order for your shares to be voted. Your shares will then be voted by proxy by your broker, bank or other nominee.

         If your shares of common stock are held by a broker, bank or other nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a stockholder of our company, authorizing you to act on behalf of the nominee at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.

         There will be no voting by telephone or via the Internet.

VOTING OF PROXIES

         Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR each of the proposals. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as a vote cast in respect of any matter as to which abstinence is indicated.

REVOCATION OF PROXY

         If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by:

    o   sending to us, at 555 Madison Avenue, New York, New York 10022 (Attn.:
        Secretary), a written notice of revocation, dated later than the proxy, prior to the Annual Meeting;

    o signing another proxy card with a later date and returning it to us, at 555 Madison Avenue, New York, New York 10022 (Attn.: Secretary), prior to the Annual Meeting; or

    o attending the Annual Meeting in person and casting a ballot (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

                  The following table sets forth the number of shares of common stock and Series A preferred stock, and the percentage of voting stock, beneficially owned as of the Record Date by (1) all persons known by us to be the beneficial owner of more than 5% of our outstanding voting stock; (2) each director of our company; (3) each of our executive officers, and (4) all directors and executive officers of our company as a group (9 persons).

                                             NUMBER OF             NUMBER
                                              COMMON              OF SERIES A          PERCENTAGE OF
                                              SHARES               PREFERRED           VOTING SHARES
                                           BENEFICIALLY       SHARES BENEFICIALLY       BENEFICIALLY
NAME(1)                                      OWNED(2)                OWNED               OWNED(22)
Timothy M. Aitken......................    1,571,991(3)            174,400(17)               5.7%
Sarah L. Eames.........................      743,912(4)             21,580                   2.5%
Daniel A. Bergeron.....................            0(5)                  0                    --
Scott A. Shay..........................   11,860,610(6)                  0                  39.5%
Jeffrey S. Peris.......................        7,000(7)                  0                    *
G. Richard Green.......................       70,414(8)             17,440(18)                *
Frederick S. Moseley IV................    1,163,870(9)          6,627,200(19)              25.9%
David J. Macfarlane....................        4,000(10)                 0                    --
John W. Matthews.......................        4,000(10)                 0                    --
Hyperion Partners II L.P...............   11,860,610(11)                 0                  39.5%
Hyperion TW Fund L.P...................   11,860,610(12)                 0                  39.5%
Hyperion TWH Fund LLC..................   11,860,610(13)                 0                  39.5%
Hyperion TWH Fund II LLC ..............   11,860,610(14)                 0                  39.5%
Triumph Partners III,  L.P.............    1,163,870(15)         6,627,200(20)              25.9%
Triumph III Investors, L.P.............    1,163,870(15)         6,627,200(21)              25.9%
All executive officers and
directors as a group
(9 persons)............................   15,425,797(16)         6,840,620                  71.5%

----------

*    Less than 1%.

(1) The address of each of the officers and directors listed in the table is c/o Allied Healthcare International Inc., 555 Madison Avenue, New York, New York 10022. The address of each of the four Hyperion entities listed in the table is 50 Charles Lindbergh Blvd., Suite 500, Uniondale, New York 11553 and the address of the two Triumph entities listed in the table is c/o Triumph Capital Group, Inc., 28 State Street, 37th Floor, Boston, Massachusetts 02019.

(2) Does not include the shares of common stock issuable upon conversion of the Series A preferred stock.

(3) Consists of 715,625 shares of common stock held by Mr. Aitken, 11,366 shares of common stock held by Aitken (English) Company Limited, an affiliate of Mr. Aitken, and 845,000 shares subject to options exercisable within 60 days from the Record Date. Does not include an additional 60,000 shares subject to options that are not exercisable within 60 days from the Record Date.

(4) Consists of 493,912 shares of common stock held by Ms. Eames and 250,000 shares subject to options exercisable within 60 days from the Record Date. Does not include an additional 60,000 shares subject to options that are not exercisable within 60 days from the Record Date.

(5) Does not include 100,000 shares subject to options, none of which are exercisable within 60 days from the Record Date.

(6) Consists of 6,854,454 shares of common stock owned by Hyperion Partners II L.P., 4,148,456 shares of common stock owned by Hyperion TW Fund L.P., 482,700 shares of common stock owned by Hyperion TWH Fund LLC and 375,000 shares of common stock owned by Hyperion TWH Fund II LLC, each of which are affiliates of Mr. Shay and as to which Mr. Shay disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(7) Consists of 2,000 shares of common stock held by Mr. Peris and 5,000 shares subject to options exercisable within 60 days from the Record Date. Does not include an additional 7,000 shares subject to options that are not exercisable within 60 days from the Record Date.

(8) Consists of 60,995 shares of common stock held by Mr. Green, 1,819 shares of common stock held by Orion Nominees Limited, an affiliate of Mr. Green, 5,000 shares subject to options exercisable within 60 days from the Record Date and 2,600 shares owned of record by Mr. Green's wife, as to which Mr. Green disclaims beneficial ownership.

(9) Consists of 1,149,904 shares of common stock held by Triumph Partners III, L.P. and 13,966 shares of common stock held by Triumph III Investors, L.P. Mr. Moseley is the president of Triumph Capital Group and holds positions as a general and limited partner in Triumph Capital Group-related entities, and may be considered a beneficial owner of the shares held by Triumph Capital Group and its related entities. Mr. Moseley disclaims such beneficial ownership, except to the extent of his pecuniary interest therein.

(10) Consists of 4,000 options held by each of the named individuals that are exercisable within 60 days from the Record Date. Excludes 8,000 options held by each of the named individuals that are not exercisable within 60 days from the Record Date.

(11) Consists of (a) 6,854,454 shares of common stock held by Hyperion Partners II and (b) 4,148,456 shares of common stock beneficially owned by Hyperion TW Fund, 482,700 shares of common stock beneficially owned by Hyperion TWH Fund and 375,000 shares of common stock beneficially owned by Hyperion TWH Fund II, all of which are affiliates of Hyperion Partners II and as to which Hyperion Partners II disclaims beneficial ownership except to the extent of its pecuniary interest therein.

(12) Consists of (a) 4,148,456 shares of common stock held by Hyperion TW Fund and (b) 6,854,454 shares of common stock beneficially owned by Hyperion Partners II, 482,700 shares of common stock beneficially owned by Hyperion TWH Fund and 375,000 shares of common stock beneficially owned by Hyperion TWH Fund II, all of which are affiliates of Hyperion TW Fund and as to which Hyperion TW Fund disclaims beneficial ownership except to the extent of its pecuniary interest therein.

(13) Consists of (a) 482,700 shares of common stock held by Hyperion TWH Fund and (b) 6,854,454 shares of common stock beneficially owned by Hyperion Partners II, 4,148,456 shares of common stock beneficially owned by Hyperion TW Fund and 375,000 shares of common stock beneficially owned by Hyperion TWH Fund II, all of which are affiliates of Hyperion TWH Fund and as to which Hyperion TWH Fund disclaims beneficial ownership except to the extent of its pecuniary interest therein.

(14) Consists of (a) 375,000 shares of common stock held by Hyperion TWH Fund II and (b) 6,854,454 shares of common stock beneficially owned by Hyperion Partners II, 4,148,456 shares of common stock beneficially owned by Hyperion TW Fund and 482,700 shares of common stock beneficially owned by Hyperion TWH Fund, all of which are affiliates of Hyperion TWH Fund II and as to which Hyperion TWH Fund II disclaims beneficial ownership except to the extent of its pecuniary interest therein.

(15) Consists of 1,149,904 shares of common stock held by Triumph Partners III, L.P. and 13,966 shares of common stock held by Triumph III Investors, L.P. Triumph Partners III, L.P. and Triumph III Investors, L.P. are affiliates.

(16) Includes an aggregate of 1,105,000 shares subject to options held by our executive officers and directors that are exercisable within 60 days from the Record Date and 2,600 shares owned of record by Mr. Green's wife, as to which Mr. Green disclaims beneficial ownership.

(17) Consists of 87,200 shares of Series A preferred stock held by Mr. Aitken and 87,200 shares of Series A preferred stock held by Aitken (English) Company Limited, an affiliate of Mr. Aitken.

(18) Consists of 17,440 shares of Series A preferred stock held by Orion Nominees Limited, an affiliate of Mr. Green.

(19) Consists of 6,627,200 shares of Series A preferred stock held by Triumph Partners III, L.P. and Triumph III Investors, L.P. Mr. Moseley is the president of Triumph Capital Group and holds positions as a general and limited partner in Triumph Capital Group-related entities, and may be considered a beneficial owner of the shares held by Triumph Capital Group and its related entities. Mr. Moseley disclaims such beneficial ownership, except to the extent of his pecuniary interest therein.

(20) Consists of 6,547,674 shares of Series A preferred stock held by Triumph Partners III, L.P. and 79,526 shares of Series A preferred stock held by Triumph III Investors, L.P., an affiliate of Triumph Partners III, L.P.

(21) Consists of 79,526 shares of Series A preferred stock held by Triumph III Investors, L.P. and 6,547,674 shares of Series A preferred stock held by Triumph Partners III, L.P., an affiliate of Triumph III Investors, L.P.

(22) As of the Record Date, the voting shares of our company consisted of 22,261,945 shares of common stock and 7,773,660 shares of Series A preferred stock.

                        PROPOSAL I: ELECTION OF DIRECTORS

         At the Annual Meeting, eight directors are to be elected to serve for a term of one year. All of the nominees are currently members of our Board of Directors.

         Our board of directors recommends that the shareholders vote FOR the election of the individuals named below to our board.

         The persons named in the enclosed proxy card intend to vote for the election of the individuals named below unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees be unable to accept nomination, it is the intention of the person named in the enclosed proxy card to vote for the election of such other individuals as the Board of Directors recommends.

         There is no cumulative voting for the election of directors.

OUR DIRECTORS AND OFFICERS

         The following table sets forth certain information concerning the directors and officers of our company.

         NAME                         AGE       POSITIONS WITH OUR COMPANY

         Timothy M. Aitken            58        Chairman of the Board and
                                                Chief Executive Officer

         Sarah L. Eames               44        President, Chief Operating
                                                Officer and Director

         Daniel A. Bergeron           43        Vice President and Chief
                                                Financial Officer

         Leslie J. Levinson           48        Secretary

         Scott A. Shay                45        Director

         Jeffrey S. Peris             57        Director

         G. Richard Green             64        Director

         John W. Matthews             58        Director

         David J. Macfarlane          57        Director

         Frederick S. Moseley IV*     50        Director

         * The election of Mr. Moseley will be voted upon by the holders of Series A preferred stock only. The election of all other directors will be voted upon by the holders of our common stock and the holders of our Series A preferred stock, voting together as a single class.

         Certain biographical information regarding each director and officer is set forth below:

         Timothy M. Aitken has served as chairman of the board and chief executive officer of our company since January 15, 1997. Prior to joining our company, Mr. Aitken served as an independent consultant to the healthcare industry from November 1995 until January 1997. From June 1995 until November 1995, Mr. Aitken served as the vice chairman and president of Apria Healthcare Group, Inc., a California-based home healthcare company. He also served as chairman of the board of Omnicare plc from September 1993 until its acquisition by our company. From 1990 until June 1995, Mr. Aitken served as chairman of the board, president and chief executive officer of Abbey Healthcare Group Inc., a California-based home healthcare company. Mr. Aitken is currently a director of Allied Healthcare Group Limited ("Allied Healthcare (UK)"), Transworld Healthcare (UK) Limited ("TWUK") and other U.K. subsidiaries of our company.

         Sarah L. Eames has served as a director of our company since June 2002, as chief operating officer of our company since June 2001, as president of our company since May 1998, and as executive vice president of business development and marketing of our company from June 1997 to May 1998. Prior to joining our company, Ms. Eames was employed by Johnson & Johnson Professional, Inc. as a business development consultant from 1996 to 1997. From June 1995 until November 1995, Ms. Eames served as vice president of marketing for Apria Healthcare Group, Inc., a California-based home healthcare company. From 1980 until June 1995, Ms. Eames held various marketing and business development positions at Abbey Healthcare Group Inc., a predecessor company of Apria Healthcare Group, Inc. Ms. Eames is currently a director of Allied Healthcare (UK), TWUK and other U.K. subsidiaries of our company.

         Daniel A. Bergeron joined our company in November 2002 as vice president and chief financial officer. From June 2000 to October 2002, Mr. Bergeron was vice president and chief financial officer at Paragon Networks International, Inc., a telecommunications company. From February 2000 to June 2000, Mr. Bergeron was a consultant. From April 1998 to February 2000, he served as vice president and chief financial officer of Tridex Corporation, a software company. Tridex Corporation filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in February 2002 and emerged from Chapter 11 protection in July 2002. From July 1987 to March 1998, Mr. Bergeron held various financial reporting positions with Dorr-Oliver Inc., an international engineering and manufacturing company, now a subsidiary of Groupe Laperriere & Verreault, including chief financial officer from 1994 to March 1998.

         Leslie J. Levinson has served as secretary of our company since September 1999 and had previously served in such capacity from October 1990 to July 1997. Since January 2002, he has been a partner in the law firm of Brown Raysman Millstein Felder & Steiner LLP, which firm serves as counsel to our company. From June 1991 until January 2002, he was a partner in the law firm of Baer Marks & Upham LLP, which firm served as counsel to our company. From January 1988 until June 1991, he was a partner in the law firm of Dow, Lohnes & Albertson, which firm served as counsel to our company.

         Scott A. Shay has been a director of our company since January 1996 and served as acting chairman of the board of our company from September 1996 until January 1997. Mr. Shay has been a Managing Director of Ranieri & Co., Inc. since its formation in 1988. Mr. Shay currently serves as the chairman of the board of Signature Bank, a subsidiary of Bank Hapoalim, and is currently a director of Allied Healthcare (UK) and TWUK, both of which are U.K. subsidiaries of our company, Bank Hapoalim B.M., in Tel Aviv, Israel, and Super Derivatives, Inc., as well as an officer or director of other direct and indirect subsidiaries of Hyperion Partners II L.P. Prior to joining Ranieri & Co., Inc., Mr. Shay was a director of Salomon Brothers Inc., where he was employed from 1980 to 1988.

         Jeffrey S. Peris has been a director of our company since May 1998. Dr. Peris has been the vice president of human resources and chief learning officer of Wyeth (formerly

American Home Products Corporation) since May 2001. Dr. Peris had been the vice president of business operation of Knoll Pharmaceutical (Abbott Laboratories) where he was responsible for human resources and corporate communications from April 1998 until May 2001. Dr. Peris was a management consultant to various Fortune 100 companies from May 1997 until April 1998. From 1972 until May 1997, Dr. Peris was employed by Merck & Co., Inc. a pharmaceutical company, where he served as the executive director of human resources from 1985 until May 1997, the executive director of marketing from 1976 until 1985, and the director of clinical biostatistics and research data systems from 1972 until 1976.

         G. Richard Green has been a director of our company since August 1998 and is currently a director of Allied Healthcare (UK), TWUK and other U.K. subsidiaries of our company. Mr. Green has been the chairman since 1987 and a director since 1960 of J.H. & F.W. Green Ltd., a conglomerate based in the U.K. Since 1960, Mr. Green has held various positions at J.H. & F.W. Green Ltd. and several of its subsidiaries. Mr. Green was also a director of Abbey Healthcare Group, Inc. from 1991 to 1995. He also held directorships of Omnicare Limited and Medigas Limited from 1993 to 1996.

         John Waylett Matthews has been a director of our company since June 2002. Mr. Matthews has been a director of Crest Nicholson plc, a U.K. residential and commercial development company, since 1992 and the chairman thereof since 1996. Mr. Matthews is a director of Regus plc, which leases office space and related services, such as videoconferencing.

         David John Macfarlane has been a director our company since June 2002. Mr. Macfarlane has been a partner at Ashurst Morris Crisp, a law firm in London, since 1986. Ashurst Morris Crisp has, in the past, provided legal services to our company. Mr. Macfarlane is a director of Knox D'Arcy Trust plc.

         Frederick S. Moseley IV has been a director of our company since July 2002. Mr. Moseley has been the president of Triumph Capital Group, a private equity investor since 1990. Mr. Moseley also serves as a director of Box USA Holdings Inc. Mr. Moseley is currently a director of Allied Healthcare (UK) and TWUK, both of which are U.K. subsidiaries of our company.

         Pursuant to the Certificate of Amendment (relating to the Series A preferred stock) to our Certificate of Incorporation, the holders of our Series A preferred stock have the right to elect one director to our board of directors until such time as Triumph Partners III, L.P. and its affiliates own less than 50% of the shares of Series A preferred stock issued to them in July 2002 in the Reorganization. (The Reorganization is described below in "Executive Compensation--Report of the Compensation Committee.") Mr. Moseley was initially elected to our board by the holders of our Series A preferred stock on July 29, 2002.

         All directors of our company (other than the director elected by of the holders of the Series A preferred stock) are elected by the shareholders for a one-year term and hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Officers are chosen by and serve at the discretion of the board of directors. There are no family relationships among our directors and officers.

         All directors who are not employees of our company are entitled to receive an aggregate fee of $10,000 per annum, plus reimbursement of expenses incurred as a result of acting as a director or as a member of any committee of our board of directors. In addition, Messrs. Matthews and Macfarlane are entitled to the following payments:

     o $1,000 per board meeting attended in person or by telephone conference call;

     o $1,000 per shareholders' meeting attended (if such shareholders' meeting does not immediately precede or follow a board or committee meeting); and

     o    (pound)5,000 per annum for advising on U.K. governance matters.

         Mr. Matthews also receives $2,000 per annum for serving as chairman of the Audit Committee and $1,000 per Audit Committee meeting attended in person or by telephone conference call.

         Other than Timothy M. Aitken, Sarah L. Eames and Daniel A. Bergeron, none of our company's officers have employment agreements. For more information, see "Executive Compensation--Employment Agreements; Termination of Employment and Change-in-Control Arrangements."

MEETINGS OF THE BOARD OF DIRECTORS

         The business and affairs of our company are managed under the direction of our board of directors. Members of the board of directors are informed about our company's affairs through various reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the board of directors and committee meetings by the chairman and other officers, and through other means. In addition, directors of our company discharge their duties throughout the year not only by attending board of directors' meetings, but also through personal meetings and other communications, including telephone contact with the chairman of the board and others regarding matters of interest and concern to our company.

         During the fiscal year ended September 30, 2002, our company's board of directors held three formal meetings and acted by unanimous written consent in lieu of a meeting on two separate occasions. During the fiscal year ended September 30, 2002, no director attended fewer than 75% of the board meetings and any applicable committee meetings.

BOARD COMMITTEES

         The board of directors has an Audit Committee and a Compensation Committee, but it does not have a nominating committee. The members of each committee are appointed by the board of directors.

         Audit Committee. The Securities and Exchange Commission has recently adopted rules that require, among other things, that the Audit Committee pre-approve all auditing and non-auditing services performed by our company's independent auditors (subject to certain de minimus exceptions). The new rules apply to all engagements with auditors entered into after May 6, 2003. The Securities and Exchange Commission has also recently adopted rules that require the American Stock Exchange to prohibit the listing of any security of an issuer that is not in compliance with the audit committee requirements of the Sarbanes-Oxley Act of 2002. Our board of directors intends to revise, as appropriate, the Audit Committee's charter to comply with these new rules. The current written charter for the Audit Committee was adopted by our board of directors on May 10, 2000 and is attached as an exhibit to the proxy statement relating to our 2000 annual meeting of shareholders.

         Until September 4, 2002, the Audit Committee consisted of Messrs. Shay, Green and Peris. The Audit Committee presently consists of Messrs. Green, Matthews and Peris. The members of the Audit Committee are independent, as defined in Section 121(A) of the American Stock Exchange's listing standards. The Audit Committee was in session during each of the three formal meetings of our company's board of directors during the fiscal year ended September 30, 2002 and also met on four separate occasions during that period.

         Compensation Committee. The Compensation Committee reviews and approves overall policy with respect to compensation matters, including such matters as compensation plans for employees and employment agreements and compensation for executive officers. Until June 7, 2002, the Compensation Committee consisted of Scott A. Shay and Lewis S. Ranieri, a former director of our company. As of October 2, 2002, the Compensation Committee consists of Messrs. Green, Moseley and Shay. The Compensation Committee was in session during each of the three formal meetings of our company's board of directors during the fiscal year ended September 30, 2002.


                             EXECUTIVE COMPENSATION

         The following table summarizes all compensation earned by or paid to our chief executive officer and each of the other most highly compensated executive officers of our company whose total annual salary and bonus compensation exceeded $100,000, who we refer to as the Named Executive Officers, for services rendered in all capacities to our company in respect of the fiscal years ended September 30, 2002, 2001 and 2000.


                                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                    ANNUAL               ---------------------------------
                                                 COMPENSATION              RESTRICTED       SECURITIES
         NAME AND             FISCAL    --------------------------------      STOCK         UNDERLYING          ALL OTHER
    PRINCIPAL POSITION         YEAR        SALARY           BONUS           AWARDS($)       OPTIONS (#)       COMPENSATION
Timothy M. Aitken........      2002       $380,000     $1,751,263(5)      $2,463,329(8)         --              $9,000(9)
Chairman of the                2001        360,089        150,000              --             195,000           18,378(10)
Board and Chief                2000        250,000        140,000              --               --              72,090(10)
Executive Officer

Sarah L. Eames(1)........      2002       $365,000     $1,296,237(6)      $1,753,556(8)         --              $7,800(9)
President and Chief            2001        333,654        150,000              --             150,000            9,099(10)
Operating Officer              2000        256,154        160,000              --               --               7,150(10)

John B. Wynne(2).........      2002       $190,000        $60,000(7)           --             24,000            $7,800(9)
Vice President and             2001        181,731         35,000              --               --               7,150(9)
Chief Financial                2000         40,385             --              --             50,000                --
Officer

                                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                    ANNUAL               ---------------------------------
                                                 COMPENSATION              RESTRICTED       SECURITIES
         NAME AND             FISCAL    --------------------------------      STOCK         UNDERLYING          ALL OTHER
    PRINCIPAL POSITION         YEAR        SALARY           BONUS           AWARDS($)       OPTIONS (#)       COMPENSATION
Wayne A. Palladino(3)          2001          $ --            $ --              --               --                 $--
Senior Vice President          2000       275,191(4)      150,000              --               --               6,825(10)
and Chief Financial
Officer


(1) Ms. Eames became a director of our company in June 2002, chief operating officer of our company in June 2001 and president of our company in May 1998.

(2) Mr. Wynne became vice president of finance in June 2000 and vice president and chief financial officer in August 2000. Mr. Wynne resigned from these positions on November 4, 2002. On November 4, 2002, Daniel A. Bergeron was appointed vice president and chief financial officer of our company.

(3) Mr. Palladino resigned on August 11, 2000 as senior vice president and chief financial officer.

(4)  Includes $71,827 payout of vacation time accrued.

(5) Consists of $1,551,263 paid in fiscal 2002 and $200,000 paid in fiscal 2003. The bonus paid in fiscal 2002 consists of $1,401,264 paid in connection with the Bonus Share Issuances described in "Report of the Compensation Committee" below and $150,000 paid in fiscal 2002 as a bonus for fiscal 2001. The bonus paid in fiscal 2003 was paid in respect of fiscal 2002.

(6) Consists of $1,046,237 paid in fiscal 2002 and $250,000 paid in fiscal 2003. The bonus paid in fiscal 2002 consists of $846,237 paid in connection with the Bonus Share Issuances described in "Report of the Compensation Committee" below and $200,000 paid in fiscal 2002 as a bonus for fiscal 2001. The bonus paid in fiscal 2003 was paid in respect of fiscal 2002.

(7) Consists of a $35,000 bonus paid in fiscal 2002 in respect of fiscal 2001 and an additional $25,000 bonus paid in fiscal 2002 in respect of fiscal 2002.

(8) Reflects the value, on the date of issuance, of the 684,258 and 487,009 shares of our stock issued to Mr. Aitken and Ms. Eames, respectively, in the Bonus Share Issuances described in "Report of the Compensation Committee" below.

(9)  Reflects payments for car allowances.

(10) Reflects payment for car allowances and reimbursement of certain travel expenses.

         The following table sets forth certain information regarding individual options granted during fiscal 2002 to each of the Named Executive Officers pursuant to our 2002 Stock Option Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option's term.

                                                  OPTION GRANTS IN FISCAL 2002

                          NUMBER OF       PERCENTAGE OF                                           POTENTIAL REALIZABLE VALUE AT
                          SECURITIES      TOTAL OPTIONS                                              ASSUMED ANNUAL RATES OF
                          UNDERLYING        GRANTED TO                                            STOCK PRICE APPRECIATION FOR
                           OPTIONS         EMPLOYEES IN     EXERCISE PRICE      EXPIRATION                OPTION TERM(2)
           NAME           GRANTED(1)       FISCAL YEAR        PER SHARE            DATE               5%                 10%
           ----           ----------      -------------     --------------      ----------        -----------------------------
John B. Wynne              24,000             11.7%             $5.41               (3)            $35,872           $79,269
-----------------------

---------

(1)  The options vest over a three-year period.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the Securities and Exchange Commission and do not represent our company's estimate or projection of future common stock prices.

(3) The options, when granted, expired on June 7, 2012 (ten years from their date of grant), but were subject to vesting in three equal annual installments beginning on June 7, 2003. Mr. Wynne resigned as the chief financial officer and vice president of our company in November 2002, without such options ever having vested.

         We have granted options to certain of our directors and executive officers after September 30, 2002. See "Certain Relationships and Related Transactions--Other Transactions with Directors and Executive Officers."

         The following table sets forth certain information with respect to our Named Executive Officers concerning the exercise of options by them during our fiscal year ended September 30, 2002 and unexercised options held by them as of September 30, 2002.

                                      AGGREGATE OPTION EXERCISES IN FISCAL 2002
                                        AND 2002 FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                              SHARES                     UNEXERCISED OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
                             ACQUIRED        VALUE                 YEAR-END                    AT FISCAL YEAR-END(1)
          NAME             ON EXERCISE     REALIZED        EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
          ----             -----------     --------        -------------------------         -------------------------
Timothy M. Aitken               --            --                   845,000/0                       $1,076,250/0
Sarah L. Eames                  --            --                   250,000/0                         787,500/0
John B. Wynne                   --            --                 33,334/40,666                    114,669/120,331
----------------------

----------

(1) Calculated on the basis of $5.25 per share, the closing sale price of the common stock as reported on the American Stock Exchange on September 30, 2002, minus the exercise price.


EMPLOYMENT AGREEMENTS; TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In September 2001, we entered into employment agreements with Mr. Aitken and Ms. Eames. The agreements have a three-year term (subject to automatic renewal for successive additional one-year periods unless either party provides the other with notice of intent to terminate the agreement at least 90 days before the then applicable termination date). The agreements provide for a base salary of $380,000 and $365,000 for Mr. Aitken and Ms. Eames, respectively, during the first year of the term of the agreements. Each of the agreements provides that our company will negotiate in good faith, commencing not less than 90 days prior to each anniversary date of the employment agreements, the amount, if any, of future salary increases. The salary of Mr. Aitken for fiscal 2003 is $420,000 and the salary for Ms. Eames for fiscal 2003 is $405,000. Each agreement provides that if the officer's employment is terminated during the term of the agreement other than for cause, death or disability, or if, within six months of a "change in control" (as defined in the agreements) of our company, the officer or our company terminates the officer's employment, then (1) all stock options in our company held by the officer shall immediately vest and (2) the officer will be entitled to receive a cash payment of 2.9 times his or her average annual base salary during the twelve months preceding the change of control or the termination of employment.

         In October 2002, we entered into an employment agreement with Mr. Bergeron. The employment agreement provides for a base salary of $230,000 per annum, subject to adjustment at the discretion of our company, and the payment of a minimum bonus of $50,000 in respect of our 2003 fiscal year. The employment agreement is terminable by either party at any time. However, Mr. Bergeron will be entitled to a cash payment equal to one year's base salary if (i) he is terminated without "cause," (ii) he terminates his employment for "good reason," or (iii) within six months of a "change of control" of our company, he is terminated other than for "cause" or he terminates his employment for "good reason" (as such terms are defined in the employment agreement).

STOCK OPTION PLANS

1992 and 2002 Stock Option Plans

         In July 1992, the board of directors and shareholders approved our 1992 Stock Option Plan. The 1992 Stock Option Plan, which is substantially similar to our 2002 Stock Option Plan discussed below, provided for the grant of options to key employees, officers, directors and non-employee independent contractors of our company. Effective with the adoption by our shareholders of our 2002 Stock Option Plan in June 2002, no further options may be granted under the 1992 Stock Option Plan. Outstanding options granted under the 1992 Stock Option Plan may be exercised in accordance with the terms of the 1992 Stock Option Plan.

         On March 14, 2002, the board of directors adopted, and in June 2002 the shareholders of our company approved, our 2002 Stock Option Plan. Options granted under the 2002 Stock Option Plan may be either incentive stock options, which we refer to as "Incentive Options," which are intended to meet the requirements of section 422 of the Internal Revenue Code of 1986 or options that do not qualify as Incentive Options, which we refer to as "Non-Qualified Options." Under the 2002 Stock Option Plan, the Compensation Committee may grant
(1) Incentive Options at an exercise price per share which is not less than the fair market value of a share of common stock on the date on which such Incentive Options are granted (and not less than 110% of the fair market value in the case of any optionee who beneficially owns more than 10% of the total combined voting power of our company) and (2) Non-Qualified Options at an exercise price per share which is determined by the Compensation Committee (and which may be less than the fair market value of a share of common stock on the date on which such Non-

Qualified Options are granted). The 2002 Stock Option Plan further provides that the maximum period in which options may be exercised will be determined by the Compensation Committee, except that Incentive Options may not be exercised after the expiration of ten years from the date the Incentive Option was initially granted (and five years in the case of any optionee who beneficially owns more than 10% of the total combined voting power of our company). Under the 2002 Stock Option Plan, if an optionee's employment is terminated, generally the unexercised Incentive Options must be exercised within three months after termination. However, if the termination is due to the optionee's death or permanent disability, the option must be exercised within one year of the termination of employment. If we terminate the optionee's employment for cause by, or if the optionee voluntarily terminates his employment, generally his options will expire as of the termination date. Any option granted under the 2002 Option Stock Plan will be nontransferable, except by will or by the laws of descent and distribution, and generally may be exercised upon payment of the option price in cash or by delivery of shares of common stock with a fair market value equal to the option price.

         Shares delivered under the 2002 Stock Option Plan will be available from authorized but unissued shares of common stock or from shares of common stock reacquired by our company. Shares of common stock that are subject to options under the 2002 Stock Option Plan which have terminated or expired unexercised will return to the pool of shares available for issuance under the 2002 Stock Option Plan.

         As of the Record Date, an aggregate of 752,000 shares of our common stock were issuable upon the exercise of outstanding options that had been granted under our 2002 Stock Option Plan and options to purchase an aggregate of 2,454,791 shares of our common stock were available for grant under such Plan. As of the Record Date, an aggregate of 1,272,000 shares of our common stock were issuable upon the exercise of outstanding options that had been granted under our 1992 Stock Option Plan. No further options may be granted under our 1992 Stock Option Plan.

1997 Non-Employee Director Plan

         In May 1997, our board of directors adopted the 1997 Option Plan for Non-Employee Directors, which we refer to as the "Director Plan," pursuant to which 100,000 shares of common stock of our company were reserved for issuance upon the exercise of options granted to non-employee directors of our company. The purpose of the Director Plan is to encourage ownership of common stock by non-employee directors of our company whose continued services are considered essential to our company's future progress and to provide them with a further incentive to remain as directors of our company. The Director Plan is administered by the board of directors. Directors of our company who are not employees of our company or any subsidiary or affiliate of our company are eligible to participate in the Director Plan. The Director Plan will terminate in May 2007; however, options outstanding on the expiration of the term shall continue to have full force and effect in accordance with the provisions of the instruments evidencing such options. The board of directors may suspend, terminate, revise or amend the Director Plan, subject to certain limitations.

         Under the Director Plan, the board of directors may from time to time at its discretion determine which of the eligible directors should receive options, the number of shares subject to such options and the dates on which such options are to be granted. Each such option is immediately exercisable for a period of ten years from the date of grant generally, but may not be exercised more than 90 days after the date an optionee ceases to serve as a director of our company. Options granted under the Director Plan are not transferable by the optionee other than by will, laws of descent and distribution, or as required by law.

         Shares of common stock may be purchased from our company upon the exercise of an option by payment in cash or cash equivalent, through the delivery of shares of common stock having a fair market value equal to the cash exercise price of the option or any combination of the above, subject to the discretion of the board of directors.

INDEMNIFICATION

         As permitted under the Business Corporation Law of the State of New York, our Certificate of Incorporation provides that a director of our company will not be personally liable to our company or our shareholders for monetary damages for breach of a fiduciary duty owed to our company or our shareholders. By its terms and in accordance with the law of the State of New York, however, this provision does not eliminate or otherwise limit the liability of a director of our company for any breach of duty based upon (1) an act or omission (a) resulting from acts committed in bad faith or involving intentional misconduct or involving a knowing violation of law or (b) from which the director personally derived a financial benefit to which he was not legally entitled, or
(2) an improper declaration of dividends purchase of our securities or other violation of section 719 of the Business Corporation Law of the State of New York.

         Our Certificate of Incorporation and Bylaws provide that our company shall indemnify our directors and officers to the fullest extent permitted by New York law. We also have entered into indemnification agreements with each of our directors and officers.

REPORT OF THE COMPENSATION COMMITTEE

         The information contained in this report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference.

Overall Policy

         Our executive compensation program is designed to be closely linked to corporate performance and returns to our shareholders. To this end, we have developed a compensation strategy and specific compensation plans that tie a significant portion of executive compensation to our success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in our business strategy and to provide a compensation package that recognizes individual contributions as well as overall business results.

         Each year the Compensation Committee conducts a review of our company's executive compensation program. This review includes comparing our company's executive compensation, corporate performance, stock price appreciation and total return to shareholders to a peer group of public corporations that represent our company's most direct competitors for executive talent. The peer groups used for compensation analysis generally are not the same as the peer group index in the Performance Graph included in this Proxy Statement. The Compensation Committee believes that our company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established for comparing shareholder returns. The annual compensation reviews permit an ongoing evaluation of the link between our company's performance and its executive compensation in the context of the compensation programs of other companies.

         The Compensation Committee determines the compensation of the Named Officers and sets the policies for and reviews the compensation awarded to other executive officers of our company.

         The key elements of our company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements are discussed below. Although the elements of compensation described below are considered separately, the Compensation Committee generally takes into account the full compensation package afforded to the executive.

Base Salaries

         The base salary for an executive officer is initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies.

         Annual salary adjustments are exclusive of those which have been determined pursuant to employment agreements, if any, and are determined by (1) evaluating the performance of our company and (2) the performance of each executive, including any new responsibilities assumed by such person. In the case of executive officers with responsibility for a particular business division, that division's financial results also are considered. In evaluating the performance of our company, the Compensation Committee, where appropriate, also considers non-financial indicators, including, but not limited to, increased market share, efficiency gains, improvements in quality and improvements in relations with customers, suppliers and employees.

         The base salary for fiscal 2002 for Mr. Aitken, the chairman and chief executive officer of our company, was established pursuant to the terms of his employment agreement with our company, which was entered into in September 2001.

Bonuses

         On April 22, 2002, we issued 684,258 shares of our common stock to Timothy M. Aitken, our chairman and chief executive officer, and 487,099 shares of common stock to Sarah L. Eames, our president and chief operating officer, as a bonus for among, other things, services rendered to our company through the date of issuance. We refer to such issuances as the "Bonus Share Issuances."

         The purpose of the Bonus Share Issuances and the payments to Mr. Aitken and Ms. Eames described below was to afford them the same economic treatment that they would have received had they exchanged their redeemable shares in TWUK in the reorganization (the "Reorganization") involving our company and two of our U.K. subsidiaries, Allied Healthcare (UK) and TWUK. The Reorganization was consummated on July 25, 2002. Instead of exchanging their redeemable shares of TWUK in the Reorganization, Mr. Aitken and Ms. Eames surrendered such shares for nominal value. See "Agreement Not to Exercise Redeemable Shares" below.

         The Bonus Share Issuances to Mr. Aitken and Ms. Eames were unanimously approved by our board of directors (with Timothy M. Aitken abstaining because of his interest in the transactions) at a meeting held on April 19, 2002, but made subject to final approval by the independent directors of our company at a separate meeting. The Bonus Shares Issuances were approved by our independent directors (G. Richard Green and Jeffrey S. Peris) at a meeting of the independent directors held on April 21, 2002.

         Subsequent to our 2002 fiscal year end, the Compensation Committee awarded an annual performance bonus to Mr. Aitken and Sarah L. Eames in the amount of $200,000 and $250,000, respectively, in recognition of the overall performance of our company, including our European operations, during fiscal 2002.

Tax Agreements

         In connection with the Bonus Share Issuances, on April 22, 2002, our company and TWUK entered into a Tax Bonus, Tax Loan and Tax Indemnification Agreement (the "Tax Agreement") with each of Mr. Aitken and Ms. Eames.

         Pursuant to the Tax Agreements, we:

     o made cash bonus payments to Mr. Aitken and Ms. Eames in the amounts of $1,401,263 and $846,237, respectively (or an aggregate of $2,247,500);
          and

     o loaned Mr. Aitken and Ms. Eames the amounts of $550,000 and $390,000, respectively (or an aggregate of $940,000).

         Pursuant to the Tax Agreements, TWUK will be obligated to indemnify each of Mr. Aitken and Ms. Eames for all federal, New York State and New York City taxable income in excess of agreed-upon amounts that may arise from the Bonus Share Issuances. However, TWUK's indemnity obligation to Mr. Aitken is capped at $622,371 and TWUK's indemnity obligation to Ms. Eames is capped at $377,629 (or an aggregate of $1,000,000). Moreover, of the tax indemnity payments, if any, an amount equal to 20% of such excess taxable income (but not more than $175,427 in the case of Mr. Aitken and not more than $119,132 in the case of Ms. Eames) will be made in the form of a loan.

         In the quarter ended June 30, 2002, we recognized an aggregate expense of $6,558,000 related to the Bonus Share Issuances and the payment of the cash bonuses to Mr. Aitken and Ms. Eames.

Agreement Not to Exercise Redeemable Shares

         Pursuant to Irrevocable Undertakings executed in connection with the Tax Agreements, each of Mr. Aitken and Ms. Eames agreed that they would not exercise their redeemable shares of TWUK and purchase ordinary shares of TWUK. TWUK purchased the 4,130,000 redeemable shares held by Mr. Aitken and the 2,940,000 redeemable shares held by Ms. Eames for their nominal value prior to the Reorganization. Had these redeemable shares not been purchased by TWUK prior to the Reorganization for nominal value, they would have been exchanged in the Reorganization (as were the redeemable shares held by all other holders thereof) for shares of our common stock at the ratio of 0.1308 or 0.1657 shares of our common stock per redeemable share (depending upon the exercise price of the redeemable share).

Stock Options

         Under our 2002 Stock Option Plan, stock options may be granted to, among others, our company's directors, executive officers and employees. The Compensation Committee sets guidelines for the size of stock option awards based on similar factors as are used to determine base salaries and annual bonuses. In the event of poor corporate performance, the Compensation Committee can elect not to award any stock options.

         Stock options are designed to align the interests of our company's directors, executives and employees with those of our shareholders. Stock options are granted with an exercise price and vesting schedule designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

         Other than a grant of options to purchase 24,000 shares of common stock at $5.41 per share to our former vice president and chief financial officer, no stock options were awarded by the Compensation Committee to our executive officers during the fiscal year ended September 30, 2002. On November 13, 2002, we granted the following options to purchase shares of common stock at $4.70 per share under the 2002 Stock Option Plan: (1) 60,000 to Mr. Aitken, (2) 60,000 to Ms. Eames, and (3) 100,000 to Mr. Bergeron, our current vice president and chief financial officer. The options granted to Mr. Aitken and Ms. Eames were granted to them as a bonus for their work for our company in our 2002 fiscal year. The options granted to Mr. Bergeron were granted to him pursuant to this employment agreement, which was entered into in October 2002.

         The Compensation Committee believes that significant equity interests in our company held by our company's management align the interests of shareholders and management.

Conclusion

         As is indicated by the programs described above, a significant portion of our company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue its practice of linking executive compensation to corporate performance and shareholders' returns, recognizing that the cyclical nature of our company's business may, from time to time, result in a temporary imbalance over a particular period.

                                        The Compensation Committee:
                                              G. Richard Green
                                              Frederick S. Moseley IV
                                              Scott A. Shay


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Until June 7, 2002, the Compensation Committee consisted of Messrs. Shay and Ranieri. The Compensation Committee of the Board of Directors presently consists of Messrs. Shay, Moseley and Green. Messrs. Shay and Ranieri are each control persons of Hyperion

Partners II, L.P., Hyperion TW Fund L.P., Hyperion TWH Fund LLC and Hyperion TWH Fund II LLC, each of which are principal shareholders of our company. Mr. Moseley, among others, controls Triumph Partners III, L.P. and Triumph III Investors, L.P., each of which are principal shareholders of our company. See "Certain Relationships and Related Transactions" for a description of certain transactions between our company and the Hyperion and Triumph entities.


                          REPORT OF THE AUDIT COMMITTEE

         The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The Audit Committee serves as the representative of the board of directors for general oversight of our company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing the financial statements and financial reporting process. Our independent auditors for our fiscal year ended September 30, 2002, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

         The Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed with management of the company the audited consolidated financial statements of the company contained in its Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

         2. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). SAS 61 includes, among other items, matters related to the conduct of the audit of financial statements.

         3. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence from our company.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors of the company that the audited consolidated financial statements of the company be included in the company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission.

         The undersigned members of the Audit Committee have submitted this report to the board of directors:

                                              The Audit Committee:
                                                G. Richard Green
                                                John W. Matthews
                                                Jeffrey S. Peris

                           OUR COMPARATIVE PERFORMANCE

         The Securities and Exchange Commission requires us to present a chart comparing the cumulative total shareholder return on our common stock during our last five fiscal years with the cumulative total shareholder return of (1) a broad equity market index, and (2) a published industry index or peer group. Effective April 30, 1999, we commenced trading our common stock on the American Stock Exchange. Prior to that date, our common stock traded on the Nasdaq National Market.

         The graphs on the following pages have been prepared for us by The Center for Research in Security Prices ("CRSP").

         The first graph compares the performance of our common stock with (1) the CRSP Total Returns Index for the AMEX Stock Market (US Companies) and (2) the CRSP Total Returns Index for AMEX Health Services Stocks (US Companies). The CRSP Total Returns Index for the AMEX Stock Market (US Companies) measures the performance of all US companies listed on AMEX. The CRSP Total Returns Index for AMEX Health Services Stocks (US Companies) measures the performance of all US companies listed on AMEX whose Standard Industry Classification ("SIC") Codes are 8000-8099.

         The second graph compares the performance of our common stock with (1) the CRSP Total Returns Index for the Nasdaq Stock Market (US Companies), and (2) the CRSP Total Returns Index for Nasdaq Health Services Stocks (US and Foreign). The Total Returns Index for the Nasdaq Stock Market (US Companies) measures the performance of all US companies listed on Nasdaq. The CRSP Total Returns Index for Nasdaq Health Services Stocks (US and Foreign Companies) measures the performance of all US and foreign companies listed on Nasdaq whose SIC Codes are 8000-8099.

         The graphs assume that $100 was invested on September 30, 1997 in our common stock and each group of companies whose securities comprise the various indices against which we are being compared and that all dividends, if any, have been reinvested.

         The information contained in this section of the Proxy Statement shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                      ALLIED HEALTHCARE INTERNATIONAL INC.

                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                                     LEGEND

Symbol           CRSP Total Returns Index for:             09/1997   09/1998   09/1999   09/2000   09/2001   09/2002
------           -----------------------------             -------   -------   -------   -------   -------   -------

______________[] ALLIED HEALTHCARE INTERNATIONAL INC.       100.0      45.8      20.9      14.4      30.8       54.9

-- -- -- -- --*  AMEX Stock Market (US Companies)           100.0      93.7     120.9     149.0     107.5       94.6

- - - - - [carr] AMEX Health Services Stocks (US Companies) 100.0      67.1      74.1      64.1      46.0       36.4


NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.    The index level for all series was set to $100.0 on 09/30/1997.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                      ALLIED HEALTHCARE INTERNATIONAL INC.


                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                                     LEGEND

Symbol           CRSP Total Returns Index for:              09/1997   09/1998   09/1999   09/2000   09/2001   09/2002
------           -----------------------------              -------   -------   -------   -------   -------   -------

______________[] ALLIED HEALTHCARE INTERNATIONAL INC.        100.0      45.8      20.9      14.4     30.8       54.9

-- -- -- -- --*  Nasdaq Stock Market (US Companies)          100.0     101.6     165.7     220.1     89.9       70.8

- - - - - [carr] Nasdaq Health Services Stocks
                 (US and Foreign)                            100.0      67.3      62.3      72.2     88.7       80.2


NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.    The index level for all series was set to $100.0 on 09/30/1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

THE REORGANIZATION

         Certain executive officers and directors of our company received shares of common stock and Series A preferred stock in the Reorganization. These issuances are described below:

     o Timothy M. Aitken, the chairman and chief executive officer of our company and a director of TWUK, and Aitken (English) Company Limited, an affiliate of Mr. Aitken owned securities of Allied Healthcare (UK) and TWUK that were exchanged in the Reorganization for an aggregate of 174,400 shares of our Series A preferred stock and 22,733 shares of our common stock. In addition, as described below under "Recent Issuances of Shares," Mr. Aitken held redeemable shares of TWUK that were purchased by TWUK for nominal value.

     o Sarah L. Eames, the president and chief operating officer of our company and an executive officer of TWUK, owned securities of Allied Healthcare (UK) and TWUK that were exchanged in the Reorganization for 21,580 shares of our Series A preferred stock and 2,813 shares of our common stock. In addition, as described below under "Recent Issuances of Shares," Ms. Eames held redeemable shares of TWUK that were purchased by TWUK for nominal value.

     o G. Richard Green, a director of our company, owned, jointly with his wife, securities of TWUK that were exchanged in the Reorganization for 57,995 shares of our common stock. In addition, Orion Nominees Limited, an affiliate of Mr. Green, exchanged securities of Allied Healthcare (UK) and TWUK in the Reorganization for 17,440 shares of our Series A preferred stock and 1,819 shares of our common stock.

     o Frederick S. Moseley IV holds positions as a general and limited partner in Triumph Capital Group-related entities and may be considered the beneficial owner of securities held by two Triumph Capital Group-related entities, Triumph Partners III, L.P. and Triumph III Investors, L.P. Triumph Partners III, L.P. and Triumph III Investors, L.P. owned securities of Allied Healthcare (UK) and TWUK that were exchanged in the Reorganization for an aggregate of 6,627,200 shares of our Series A preferred stock and 863,870 shares of our common stock.

         Pursuant to the Certificate of Amendment (relating to the Series A preferred stock) to our Certificate of Incorporation, the holders of our Series A preferred stock have the right to elect one director to our board of directors until such time as Triumph Partners III, L.P. and its affiliates own less than 50% of the shares of Series A preferred stock issued to them in the Reorganization. Mr. Moseley, the designee of the Series A preferred stockholders, became a director of our company on July 29, 2002. Mr. Moseley is a principal of Triumph Partners III, L.P. and Triumph III Investors, L.P., principal investors in our company.

RECENT ISSUANCES OF SHARES

Issuance of Shares to Mr. Aitken and Ms. Eames

         See "Executive Compensation--Report of the Compensation Committee" for a description of the Bonus Share Issuances to Timothy M. Aitken, our chairman and chief executive officer, and Sarah L. Eames, our president and chief operating officer, and the related Tax Agreements and their related agreements not to exercise their redeemable shares of TWUK.

Promissory Notes

         The loans of $550,000 and $390,000 to Mr. Aitken and Ms. Eames, respectively, that we were required to make pursuant to the Tax Agreements are evidenced by recourse promissory notes that have been executed by each of Mr. Aitken and Ms. Eames. The promissory notes are payable on the fifth anniversary of the date that the loans that they evidence are made; however, in the event that either Mr. Aitken or Ms. Eames sells any of the shares of our common stock received in the Bonus Share Issuances, the promissory notes require him or her to prepay a portion of the loans in accordance with a formula set forth in the promissory notes. The promissory notes bear interest at the rate of 4.65% per annum.

Pledge and Security Agreements

         Pursuant to Pledge and Security Agreements entered into by our company and each of Mr. Aitken and Ms. Eames, the payments under their promissory notes will be secured by a pledge by them of all of their respective non-qualified stock options of our company, the shares of our common stock issuable upon the exercise of any stock options of our company (whether qualified or non-qualified) and the dividends, if any, they receive in respect of any of such shares of common stock. In addition, in the event of a failure to pay the promissory note when due, we will have the right to apply after-tax amounts owed to Mr. Aitken and Ms. Eames under their respective employment agreements with our company or TWUK (or any consulting, severance, non-competition or similar agreement with our company or TWUK) to the repayment of the promissory note.

Sale of Shares to Hyperion and Triumph

         On April 22, 2002, we entered into a stock purchase agreement with Hyperion TWH Fund II LLC, Triumph Partners III, L.P. and Triumph III Investors, L.P. pursuant to which we agreed to sell 375,000 shares of our common stock to Hyperion TWH Fund II LLC and 375,000 shares of our common stock, in the aggregate, to Triumph Partners III, L.P. and Triumph III Investors, L.P. at $4.25 per share. Hyperion TWH Fund II LLC is an affiliate of the other three Hyperion funds that are shareholders in our company. Triumph Partners III, L.P. and Triumph III Investors, L.P. were investors in TWUK and are principal shareholders in our company. We issued the 750,000 shares on April 30, 2002 and received proceeds of an aggregate of $3,187,500.

         We used approximately $2,247,500 of the proceeds we received from the issuance of our shares of common stock to Hyperion and Triumph to pay Mr. Aitken and Ms. Eames the cash bonus we were required to make to them pursuant to the Tax Agreements and we used approximately $940,000 of the proceeds we receive from the issuance of the shares of our common stock to Hyperion and Triumph to make the loans we were required to make to Mr. Aitken and Ms. Eames pursuant to the Tax Agreements.

REGISTRATION OF SHARES FOR SELLING SHAREHOLDERS

         Pursuant to a Registration Rights Agreement, dated as of July 25, 2002, that our company entered into at the consummation of the Reorganization, we have registered for resale an aggregate of 23,479,157 shares of our common stock held by certain of our shareholders. The registration statement was declared effective by the Securities and Exchange Commission on August 21, 2002. The 23,479,157 shares of common stock covered by the registration statement consist of:

     o 10,132,590 shares of common stock that we issued in connection with the Reorganization (including 7,773,660 shares of common stock issuable upon the conversion of our Series A preferred stock);

     o 11,800,210 shares of our common stock held by the Hyperion funds. The shares of our common stock held by the Hyperion funds that are covered by the registration statement were acquired by them in privately negotiated transactions and in open market purchases;

     o 375,000 shares of our common stock issued to Triumph Partners III, L.P and Triumph III Investors, L.P. on April 30, 2002 (including 75,000 shares subsequently transferred by these entities to BNP Paribas); and

     o 1,171,357 shares of our common stock issued to Timothy M. Aitken and Sarah L. Eames in the Bonus Share Issuances.

OTHER TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Triumph Partners III, L.P. and Triumph III Investors, L.P. received a majority of our shares of Series A preferred stock that we issued in the Reorganization and thus can exercise the right of the holders of a majority of the shares of Series A preferred stock to elect one director to our board of directors. The holders our Series A preferred stock have elected Frederick S. Moseley IV to our board of directors.

         During our 2002 fiscal year, we granted options to purchase shares of common stock at $5.41 per share under our 2002 Stock Option Plan as follows: (1) 24,000 to John B. Wynne, the former chief financial officer and vice president of our company, (2) 12,000 to David J. Macfarlane, a director of our company, and (3) 12,000 to John W. Matthews, a director of our company.

         On November 13, 2002, we granted the following options to purchase shares of common stock at $4.70 per share under our 2002 Stock Option Plan: (1) 60,000 to Mr. Aitken, (2) 60,000 to Ms. Eames, (3) 7,000 to Mr. Peris and (4) 100,000 to Mr. Bergeron.

                PROPOSAL II: RATIFICATION OF INDEPENDENT AUDITORS

         Upon recommendation of the Audit Committee, the board of directors has appointed Deloitte & Touche LLP as the independent auditors for the fiscal year ending September 30, 2003. The shareholders are being asked to ratify this action of the board of directors. In the event the ratification is not approved, the board of directors will reconsider its selection.

         Our board of directors recommends that shareholders vote FOR the ratification of Deloitte & Touche LLP as the independent auditors for the fiscal year ending September 30, 2002.

         Representatives of Ernst & Young LLP, our independent auditors for fiscal 2002, are not expected to be present at the annual meeting. Representatives of Deloitte & Touche LLP, our independent auditors for fiscal 2003, are expected to be present at the annual meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the shareholders that they deem appropriate.

         On April 10, 2003, we dismissed Ernst & Young LLP, independent accountants, as our auditor and on April 10, 2003, we engaged Deloitte & Touche LLP, independent accountants, as our auditor. The decision to change auditors was approved by our Audit Committee and our board of directors.

         The reports of Ernst & Young LLP on our financial statements for the fiscal years ended September 30, 2001 and September 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with Ernst & Young LLP's audits of our financial statements for the fiscal years ended September 20, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in its reports on our financial statements for such periods.

         During our fiscal years ended September 30, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, there have been no "reportable events" (as such term defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission) involving Ernst & Young LLP.

         During our fiscal years ended September 30, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, neither we nor anyone acting on our behalf consulted Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.

AUDIT AND OTHER FEES FOR FISCAL 2002 PAID TO ERNST & YOUNG LLP

         During the fiscal year ended September 30, 2002, Ernst & Young LLP audited the consolidated financial statements of our company and its subsidiaries and also provided other audit and accounting services to our company in connection with filings with the Securities and Exchange Commission.

         The aggregate fees billed for professional services by Ernst & Young LLP for the fiscal year ended September 30, 2002 were as follows:

Audit Fees

         Ernst & Young LLP's aggregate fees in connection with its quarterly reviews and year-end audits for the fiscal year ended September 30, 2002 were $290,000.

Audit-Related Fees

         Ernst & Young LLP's aggregate fees for audit-related work, principally consisting of work related to securities offerings, were $722,000.

Financial Information Systems Design and Implementation Fees

         There were no fees incurred for financial information systems design and implementation services in the year ended September 30, 2002.

All Other Fees

         Ernst & Young LLP's fees for all other services, principally related to tax compliance and tax consulting services, provided in the fiscal year ended September 30, 2002 totaled $480,000.

         The Audit Committee has concluded that the provision of non-audit services did not impair the independence of Ernst & Young LLP.

                                  OTHER MATTERS

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         The Board of Directors knows of no other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgement on such matters.

SOLICITATION OF PROXIES

         We will bear the cost of solicitation of proxies from our shareholders. In addition to solicitation by mail, the directors and certain officers and employees of our company may solicit proxies personally. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder promulgated by the Securities and Exchange Commission require the reporting of securities transactions by our directors and officers and by shareholders who beneficially own more than 10% of our company's common stock (collectively, the "Reporting Persons"). Section 16(a) and the rules thereunder require the Reporting Persons to report initial statements of ownership of our securities and changes in ownership of our securities. Based solely on a review of these reports received by our company from the Reporting Persons, our company believes that no Reporting Person has failed to file a Section 16 report on a timely basis during our 2002 fiscal year, except that Sarah L. Eames, our president and chief operating officer, inadvertently filed one statement of change in beneficial ownership on Form 4 late.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         In order for shareholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934 to be included in the proxy statement relating to our next annual meeting of shareholders, they must be received by us at our principal executive offices, 555 Madison Avenue, New York, New York 10022 (Attn.: Secretary), no later than January 12, 2004.

         If a shareholder intends to present a proposal for consideration at out next annual meeting of shareholders outside the processes of Rule 14a-8, we must receive notice of such proposal at our principal executive offices, 555 Madison Avenue, New York, New York 10022 (Attn.: Secretary) no later than March 27, 2004, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Securities and Exchange Act of 1934 and our proxies will have discretionary voting authority with respect to such proposal, if it is presented at the annual meeting, without including information regarding such proposal in our proxy materials.

         The deadlines above are calculated by reference to the mailing date of the proxy materials for this year's Annual Meeting. If the date of next year's annual meeting changes by more than 30 days (i.e., it is held earlier than May 4, 2004 or later than July 3, 2004), we will inform shareholders of such change and the effect of such change on the deadlines given above by including notice under Item 5 in our earliest possible Quarterly Report on Form 10-Q or, if that is impracticable, by other means reasonably calculated to inform our shareholders of the new change and the new deadlines.

FORM 10-K OF THE COMPANY

         A copy of our Annual Report for the fiscal year ending September 30, 2002 is enclosed with this Proxy Statement. The Annual Report consists of a letter to shareholders from our chairman and chief executive officer and the full text of our annual report on Form 10-K, including the financial statements and the financial statement schedules, but excluding exhibits, for our fiscal year ended September 30, 2002.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF THE COMPANY WHO SO REQUESTS, ADDITIONAL COPIES OF OUR ANNUAL REPORT, INCLUDING THE FORM 10-K THAT CONSTITUTES A PART THEREOF, FOR OUR FISCAL YEAR ENDED SEPTEMBER 30, 2002. SHAREHOLDERS WHO WISH TO RECEIVE AN ADDITIONAL COPY OF SUCH ANNUAL REPORT SHOULD SEND THEIR REQUESTS TO THE COMPANY AT 555 MADISON AVENUE, NEW YORK, NEW YORK 10022 (ATTN.: SECRETARY). EACH SUCH REQUEST SHOULD INCLUDE A STATEMENT BY THE PERSON MAKING THE REQUEST THAT HE OR SHE IS A BENEFICIAL OWNER OF SHARES OF COMMON STOCK OR SERIES A PREFERRED STOCK OF THE COMPANY AS OF MAY 8, 2003.


                                    By Order of the Board of Director

                                    LESLIE J. LEVINSON
                                    Secretary

New York, New York
May 9, 2003




         THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

PROXY CARD FOR COMMON STOCK



                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                  COMMON STOCK

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Allied Healthcare International Inc. (the "Company") hereby appoints each of Timothy M. Aitken, Sarah L. Eames and Marvet Abbassi, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the common stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company, to be held at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022 on June 3, 2003 at 10:30 a.m., local time, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, EACH DATED MAY 9, 2003, AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                  June 3, 2003

                                  Common Stock


      Please date, sign and mail your proxy card in the envelope provided as soon as possible

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.  Election of Directors

                                   Nominees

    [ ]  FOR ALL NOMINEES          o  TIMOTHY M. AITKEN
                                   o  SARAH L. EAMES
    [ ]  WITHHOLD AUTHORITY        o  G. RICHARD GREEN
         FOR ALL NOMINEES          o  JOHN W. MATTHEWS
                                   o  DAVID MACFARLANE
    [ ]  FOR ALL EXCEPT            o  JEFFREY S. PERIS
         (See Instructions below)  o  SCOTT A. SHAY


INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o
--------------------------------------------------------------------------------

2.  Ratification of the appointment by the              FOR  AGAINST  ABSTAIN
    Company's Board of Directors of
    Deloitte & Touche LLP as the Company's              [ ]    [ ]      [ ]
    independent auditors for the fiscal
    year ending September 30, 2003

3. In their discretion, the above named proxies are authorized to vote in accordance with their own judgment on such other business as may properly come before the Annual Meeting.


The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 9, 2003, and the Annual Report of the Company for the fiscal year ended September 30, 2002. The undersigned hereby revokes any proxy or proxies heretofore given.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [ ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder:                                  Date:
                         --------------------------------       ---------------

Signature of Shareholder:                                  Date:
                         --------------------------------       ---------------

    NOTE: This proxy must be signed exactly as the name appears hereon. When shares are hold jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY CARD FOR SERIES A PREFERRED STOCK


                      ALLIED HEALTHCARE INTERNATIONAL INC.

                            SERIES A PREFERRED STOCK

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Allied Healthcare International Inc. (the "Company") hereby appoints each of Timothy M. Aitken, Sarah L. Eames and Marvet Abbassi, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the Series A preferred stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company, to be held at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022 on June 3, 2003 at 10:30 a.m., local time, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, EACH DATED MAY 9, 2003, AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                  June 3, 2003

                            Series A Preferred Stock

       Please date, sign and mail your proxy card in the envelope provided as soon as possible


--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.  Election of Directors

                                   Nominees
    [ ]  FOR ALL NOMINEES          o  TIMOTHY M. AITKEN
                                   o  SARAH L. EAMES
    [ ]  WITHHOLD AUTHORITY        o  G. RICHARD GREEN
         FOR ALL NOMINEES          o  JOHN W. MATTHEWS
                                   o  DAVID MACFARLANE
    [ ]  FOR ALL EXCEPT            o  JEFFREY S. PERIS
         (See Instructions below)  o  SCOTT A. SHAY
                                   o  FREDERICK S. MOSELEY IV


INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o
--------------------------------------------------------------------------------

2.   Ratification of the appointment by the         FOR   AGAINST   ABSTAIN
     Company's Board of Directors of
     Deloitte & Touche LLP as the Company's         [ ]     [ ]       [ ]
     independent auditors for the fiscal
     year ending September 30, 2003

3. In their discretion, the above named proxies are authorized to vote in accordance with their own judgment on such other business as may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 9, 2003, and the Annual Report of the Company for the fiscal year ended September 30, 2002. The undersigned hereby revokes any proxy or proxies heretofore given.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [ ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder:                                  Date:
                         --------------------------------       ---------------

Signature of Shareholder:                                  Date:
                         --------------------------------       ---------------


   NOTE: This proxy must be signed exactly as the name appears hereon. When shares are hold jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.